                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) NOVEMBER 22, 1999


                                  ABIOMED, INC.
                                  -------------
             (Exact name of registrant as specified in its charter)

          DELAWARE                   0-20584                04-2743260
-------------------------------------------------------------------------------
(State or other jurisdiction      (Commission            IRS Employer
      of incorporation)             File Number)      Identification Number)


                              22 CHERRY HILL DRIVE
                          DANVERS, MASSACHUSETTS 01923
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (978) 777-5410
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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                                  ABIOMED, INC.

                                TABLE OF CONTENTS


      ITEM                                                             PAGE
      ----                                                             ----
Item 5          Other Events                                            1

Item 7          Financial Statements, Pro forma Financial
                Information and Exhibits                                2

Signature                                                               3

Exhibit                                                                E-1


ITEM 5.  OTHER EVENTS.

         As previously described, ABIOMED is a defendant in an action filed on January 20, 1998 by World Heart Corporation and the Ottawa Heart Institute Research Corporation in the United States District Court for the District of Delaware. The complaint seeks damages and injunctive relief for alleged breaches of contract, misappropriation of trade secrets, conversion of trade secrets and patent infringement by ABIOMED. The plaintiffs' claims and allegations relate to a transcutaneous energy transmission device that was being developed by the Ottawa Heart Institute Research Corporation in connection with their left ventricular assist device under development. Between 1992 and 1995, we evaluated prototypes of the Ottawa Institute Research Corporation's transcutaneous energy transmission device for possible use in connection with the AbioCor(TM) implantable replacement heart and determined that it did not meet our needs. The plaintiffs allege that we subsequently utilized aspects of their proprietary technology in developing our own transcutaneous energy transmission device.

         We do not believe that we are infringing any intellectual proprietary rights of the plaintiffs, and have so stated in our answer to the complaint. We are vigorously defending the case. On October 20, 1999, World Heart Corporation informed us that they have determined that our transcutaneous energy transmission device does not infringe the asserted patent.

         ON NOVEMBER 22, 1999, THE PLAINTIFFS' FOURTH CAUSE OF ACTION, THE PATENT INFRINGEMENT CLAIM, WAS DISMISSED WITH PREJUDICE BY STIPULATION OF THE PARTIES.

         The plaintiffs continue to press the remaining claims. ABIOMED continues to seek the identification from the plaintiffs of any specific trade secrets that we have allegedly misappropriated. Unless action is taken by the plaintiffs or by the court to dismiss the remaining claims prior to trial, we intend to defend ourselves in court. Trial is scheduled to commence in early 2000.

         Although we believe the plaintiffs' claims and allegations to be without merit, it is possible that our defense may not prevail. If we do not prevail, we might be required to use or develop alternative transcutaneous or non-transcutaneous technology, to seek a license to use certain technology, or to modify the design of our transcutaneous energy transmission device. Although alternative technologies may be used to provide energy to the AbioCor system, such alternatives, though functional, may lack features of our current design. As a result, if we do not prevail, our AbioCor development project may be adversely affected and our business may be harmed.

         On May 7, 1999, we filed a motion requesting leave of court to assert a counterclaim alleging that World Heart Corporation and Ottawa Heart Institute Research Corporation misappropriated our trade secrets.
The court has not yet acted on that motion.


AbioCor is a trademark of ABIOMED, Inc.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS

         (c) Exhibits


    NUMBER                        DESCRIPTION
    ------                        -----------
      99 Stipulation of Dismissal Pursuant to FRCP 41(a)(1)(ii) of Fourth Cause of Action (Patent Infringement) pursuant to World Heart Corporation; Ottawa Heart Institute Research Corporation v. ABIOMED, Inc.





                                       2


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                                  ABIOMED, INC.



                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.




Date: December 3, 1999                 /s/DAVID M. LEDERMAN
                                      -----------------------------------------
                                       David M. Lederman
                                       CEO and President








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